NETSOL TECHNOLOGIES INC AND
                                  SUBSIDIARIES
                         PRO-FORMA FINANCIAL STATEMENTS
                                  JUNE 30, 2004
                                   (UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. ("NetSol") as of June 30, 2004 and the audited financial statements of CQ Systems Limited (a UK corporation) ("CQ Systems") as of March 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of June 30, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The purchase price is (pound)3,576,335 or $6,730,382 of which one-half is due in cash and shares of NetSol's common stock at closing. The other half is due within one year; no interest accrues on the outstanding balance. The initial purchase price is based on the March 31, 2005 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2006 financial statements are completed.


The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company's financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company's results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
            CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
                       FOR THE PERIOD ENDED JUNE 30, 2004
                                   (UNAUDITED)

                                                               NetSol          CQ Systems
                                                            as of 6/30/04     as of 3/31/04      Pro Forma         Pro Forma
                                                             (Historical)      (Historical)      Adjustment         Combined
                                                            --------------    --------------   --------------    --------------
                                     ASSETS
 Current Assets                                             $    3,563,501    $    2,337,549   $     (700,000) (1) ($)5,201,050
 Property & equipment, net                                       4,203,580           260,517               --         4,464,097
 Intangible assets, net                                          4,218,040                --        5,809,020  (1)   10,027,060

                                                            --------------    --------------   --------------    --------------
 Total assets                                               $   11,985,121    $    2,598,066   $    5,109,020    $   19,692,207
                                                            ==============    ==============   ==============    ==============


                       LIABILITIES & STOCKHOLDERS' EQUITY

 Current liabilities                                        $    3,573,948    $    1,600,914   $           --    $    5,174,862
Obligations under capitalized leases,
    less current maturities                                         27,604            70,424               --            98,028
Deferred tax                                                            --             5,366               --             5,366
Notes payable                                                       89,656                --        4,353,587  (1)    4,443,242
Convertible debenture                                              937,500                --               --           937,500
                                                            --------------    --------------   --------------    --------------
     Total liabilities                                           4,628,708         1,676,704        4,353,587        10,658,998

 Stockholders' equity;
     Common stock                                                    9,483           159,210         (158,528) (1)       10,165
     Additional paid in capital                                 38,933,621                --        1,676,113  (1) (140,609,734
     Stock subscription receivable                                (497,559)               --               --          (497,559)
     Treasury stock                                                (21,457)               --               --           (21,457)
     Other comprehensive income (loss)                            (150,210)          138,784         (138,784) (1)     (150,210)
     Accumulated earnings (deficit)                            (30,917,465)          623,368         (623,368) (1)  (30,917,465)
                                                            --------------    --------------   --------------    --------------
      Total stockholders' equity                                 7,356,413           921,362          755,433         9,033,208
                                                            --------------    --------------   --------------    --------------
 Total liabilities and stockholders' equity                 $   11,985,121    $    2,598,066   $    5,109,020    $   19,692,206
                                                            ==============    ==============   ==============    ==============

NOTES:

(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.

The initial purchase price is $6,730,382, of which one-half is due at closing in cash and stock and the remaining half to be paid within one year, and after the price has been adjusted up or down when the audited 3/31/06 numbers are available. No interest is accrued on the balance remaining after closing.

      Purchase Price allocation:                         $
      Common Stock, 681,965 shares                          682
      Additional paid in capital                      1,676,113
      Cash                                              700,000
      Cash, provided by short-term notes              1,000,000
      Notes payable                                   3,353,587
                                                    ------------
         Total purchase price                         6,730,382
                                                    ============

      CQ equity (net assets and liabilities) 921,362 Intangible assets:
         Customer Lists       1,316,880
         Licenses             2,190,807
         Goodwill             2,301,333
                           -------------
                              5,809,020               5,809,020
                                                    ------------
                                                      6,730,382
                                                    ============

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
                 CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004
                                   (UNAUDITED)

                                               NetSol         CQ Systems
                                            as of 6/30/04    as of 3/31/04       Pro Forma            Pro Forma
                                            (Historical)      (Historical)       Adjustment            Combined
                                           --------------    --------------    --------------       --------------
Net Revenue                                $    5,749,062    $    4,640,653    $           --        $ 10,389,715-

Cost of revenue                                 2,656,377         1,833,994                --            4,490,371

                                           --------------    --------------    --------------       --------------
Gross profit                                    3,092,685         2,806,659                --            5,899,344

Operating expenses                              6,028,055         1,895,988           701,537(3)         8,625,577

                                           --------------    --------------    --------------       --------------
Income (loss) from operations                  (2,935,370)          910,671          (701,537)          (2,726,233)

Other income and (expenses)                      (307,764)         (214,819)               --             (522,583)

                                           --------------    --------------    --------------       --------------
Income (loss) from continuing operations       (3,243,134)          695,852          (701,537)          (3,248,816)

Minority interest in subsidiary                   273,159                --                --              273,159

                                           --------------    --------------    --------------       --------------
Net income (loss)                              (2,969,975)          695,852          (701,537)          (2,975,657)

Other comprehensive income (loss):
     Translation adjustment                      (299,507)          110,837                --             (188,670)

                                           --------------    --------------    --------------       --------------
Comprehensive income (loss)                $   (3,269,482)   $      806,689    $     (701,537)      $   (3,164,327)
                                           ==============    ==============    ==============       ==============



EARNINGS PER SHARE

Weighted -average number of
     shares outstanding                         8,563,518           100,000                              8,663,518
                                           ==============    ==============                         ==============

Income (loss) per share                    $        (0.35)   $         6.96                         $        (0.34)
                                           ==============    ==============                         ==============



NOTES:
(1) Loss per share data shown above are applicable for both primary and fully diluted.
(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.
(3) Amortization of intangible assets acquired in acquisition

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
                         PRO-FORMA FINANCIAL STATEMENTS
                                  JUNE 30, 2003
                                   (UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations has been derived from the audited consolidated financial statements of NetSol Technologies, Inc. ("NetSol") as of June 30, 2003 and the audited financial statements of CQ Systems Limited (a UK corporation) ("CQ Systems") as of March 31, 2003. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of June 30, 2003, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2002, the beginning of NetSol Technologies fiscal year.

The purchase price is (pound)3,576,335 or $6,730,382 of which one-half is due in cash and shares of NetSol's common stock at closing. The other half is due within one year; no interest accrues on the outstanding balance. The initial purchase price is based on the March 31, 2005 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2006 financial statements are completed.


The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company's financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company's results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
            CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
                       FOR THE PERIOD ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                                                NetSol         CQ Systems
                                                            as of 6/30/03     as of 3/31/03       Pro Forma         Pro Forma
                                                             (Historical)      (Historical)       Adjustment         Combined
                                                            --------------    --------------    --------------    --------------
                                     ASSETS

 Current Assets                                             $    1,774,553    $    1,470,485    $     (700,000)   $    2,545,038
 Property & equipment, net                                       2,037,507           197,481                --         2,234,988
 Intangible assets, net                                          4,930,191                --         6,212,409 (1)    11,142,599
                                                            --------------    --------------    --------------    --------------
 Total assets                                               $    8,742,251    $    1,667,966    $    5,512,409    $   15,922,625
                                                            ==============    ==============    ==============    ==============


                       LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities                                         $    3,533,614    $    1,139,770    $           --    $    4,673,384
Obligations under capitalized leases,
     less current maturities                                         7,111             8,330            15,441
Deferred tax                                                            --             1,892             1,892
Notes payable                                                      126,674                --         4,353,587 (1)     4,480,260
                                                            --------------    --------------    --------------    --------------
      Total liabilities                                          3,667,399         1,149,992         4,353,587         9,170,977

 Stockholders' equity;
      Common stock                                                   5,757           159,210          (158,528)(1)         6,439
      Additional paid in capital                                33,409,953                --         1,676,113 (1)    35,086,066
      Stock subscription receivable                                (84,900)          (84,900)
      Other comprehensive income (loss)                            149,297            27,947           (27,947)(1)       149,297
      Accumulated earnings (deficit)                           (28,405,255)          330,816          (330,816)(1)   (28,405,255)
                                                            --------------    --------------    --------------    --------------
      Total stockholders' equity                                 5,074,852           517,973 (2)     1,158,822         6,751,647

                                                            --------------    --------------    --------------    --------------
 Total liabilities and stockholders' equity                 $    8,742,251    $    1,667,965    $    5,512,409    $   15,922,624
                                                            ==============    ==============    ==============    ==============

NOTES:
(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.
The initial purchase price is $6,730,382, of which one-half is due at closing in cash and stock and the remaining half to be paid within one year, and after the price has been adjusted up or down when the audited 3/31/06 numbers are available. No interest is accrued on the balance remaining after closing.


       Purchase Price allocation:                             $
       Common Stock, 681,965 shares                              682
       Additional paid in capital                          1,676,113
       Cash                                                  700,000
       Cash, provided by short-term notes                  1,000,000
       Notes payable                                       3,353,587
                                                         ------------
          Total purchase price                             6,730,382
                                                         ============

       CQ equity (net assets and liabilities) 517,973 Intangible assets:
          Customer Lists           1,316,880
          Licenses                 2,190,807
          Goodwill                 2,704,722
                                -------------
                                   6,212,409               6,212,409
                                                         ------------
                                                           6,730,382
                                                         ============

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
                 CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                               NetSol          CQ Systems
                                            as of 6/30/03     as of 3/31/03       Pro Forma         Pro Forma
                                             (Historical)      (Historical)       Adjustment         Combined
                                            --------------    --------------    --------------    --------------
Net Revenue                                 $    3,745,386    $    3,821,892    $           --     $ 7,567,278 -

Cost of revenue                                  1,778,993         1,654,608                --         3,433,601

                                            --------------    --------------    --------------    --------------
Gross profit                                     1,966,393         2,167,284                --         4,133,677

Operating expenses                               4,434,643         2,013,685           701,537 (3)     7,149,862

                                            --------------    --------------    --------------    --------------
Income (loss) from operations                   (2,468,250)          153,599          (701,537)       (3,016,185)

Other income and (expenses)                       (147,331)          (34,560)               --          (181,891)

                                            --------------    --------------    --------------    --------------
Income (loss) from continuing operations        (2,615,581)          119,039          (701,537)       (3,198,076)

Gain from discontinuation of a subsidiary          478,075                --                --           478,075

                                            --------------    --------------    --------------    --------------
Net income (loss)                               (2,137,506)          119,039          (701,537)       (2,720,001)

Other comprehensive income (loss):
     Translation adjustment                       (380,978)           70,997                --          (309,981)

                                            --------------    --------------    --------------    --------------
Comprehensive income (loss)                 $   (2,518,484)   $      190,036    $     (701,537)   $   (3,029,982)
                                            ==============    ==============    ==============    ==============


EARNINGS PER SHARE

Weighted -average number of
     shares outstanding                          5,194,167           100,000                           5,294,167
                                            ==============    ==============                      ==============

Income (loss) per share                     $        (0.41)   $         1.19                      $        (0.51)
                                            ==============    ==============                      ==============


NOTES:

(1) Loss per share data shown above are applicable for both primary and fully diluted.
(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 as if outstanding as of July 1, 2002.
(3) Amortization of intangible assets acquired in acquisition

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
                         PRO-FORMA FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
                                   (UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the unaudited consolidated financial statements of NetSol Technologies, Inc. ("NetSol") for the six months ending December, 2004 and the unaudited financial statements of CQ Systems Limited (a UK corporation) ("CQ Systems") for the six months ending December 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of December 31, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The purchase price is (pound)3,576,335 or $6,730,382 of which one-half is due in cash and shares of NetSol's common stock at closing. The other half is due within one year; no interest accrues on the outstanding balance. The initial purchase price is based on the March 31, 2005 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2006 financial statements are completed.


The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company's financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company's results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
            CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (UNAUDITED)

                                                               NetSol          CQ Systems
                                                            as of 12/31/04    as of 12/31/04     Pro Forma         Pro Forma
                                                             (Historical)      (Historical)      Adjustment         Combined
                                                            --------------    --------------   --------------    --------------

                                     ASSETS
 Current Assets                                             $    5,554,445    $    2,013,642   $     (700,000)(1)$    6,868,087
 Property & equipment, net                                       4,276,307           339,527               --         4,615,834
 Intangible assets, net                                          4,003,152                --        5,974,686 (1)     9,977,838

                                                            --------------    --------------   --------------    --------------
 Total assets                                               $   13,833,904    $    2,353,169   $    5,274,686    $   21,461,759
                                                            ==============    ==============   ==============    ==============


                       LIABILITIES & STOCKHOLDERS' EQUITY

 Current liabilities                                        $    2,527,728    $    1,467,228   $           --    $    3,994,957
Obligations under capitalized leases,
     less current maturities                                        56,910           124,803               --           181,713
Deferred tax                                                            --             5,442               --             5,442
Notes payable                                                           --                --        4,353,587 (1)     4,353,586
Convertible debenture                                              112,500                --               --           112,500

                                                            --------------    --------------   --------------    --------------
      Total liabilities                                          2,697,138         1,597,473        4,353,587         8,648,198
Minority Interest                                                   99,752                --               --            99,752

 Stockholders' equity;
      Common stock                                                  12,254           159,210         (158,528)(1)        12,936
      Additional paid in capital                                43,119,861                --        1,676,113 (1)    44,795,974
      Common stock to be issued                                    254,800                --               --           254,800
      Stock subscription receivable                             (1,375,642)               --               --        (1,375,642)
      Treasury stock                                               (27,197)               --               --           (27,197)
      Other comprehensive income (loss)                           (323,619)           43,149          (43,149)(1)      (323,619)
      Accumulated earnings (deficit)                           (30,623,443)          553,337         (553,337)(1)   (30,623,443)

                                                            --------------    --------------   --------------    --------------
      Total stockholders' equity                                11,037,014           755,696          921,099        12,713,809

                                                            --------------    --------------   --------------    --------------
 Total liabilities and stockholders' equity                 $   13,833,904    $    2,353,169   $    5,274,686    $   21,461,759
                                                            ==============    ==============   ==============    ==============

NOTES:
(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.
The initial purchase price is $6,730,382, of which one-half is due at closing in cash and stock and the remaining half to be paid within one year, and after the price has been adjusted up or down when the audited 3/31/06 numbers are available. No interest is accrued on the balance remaining after closing.

       Purchase Price allocation:                          $
       Common Stock, 681,965 shares                           682
       Additional paid in capital                       1,676,113
       Cash                                               700,000
       Cash, provided by short-term notes               1,000,000
       Notes payable                                    3,353,587
                                                      ------------
          Total purchase price                          6,730,382
                                                      ============

       CQ equity (net assets and liabilities) 755,696 Intangible assets:
          Customer Lists        1,316,880
          Licenses              2,190,807
          Goodwill              2,466,999
                             -------------
                                5,974,686               5,974,686
                                                      ------------
                                                        6,730,382
                                                      ============

                    NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
                 CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004
                                   (UNAUDITED)

                                               NetSol         CQ Systems
                                           as of 12/31/04    as of 12/31/04      Pro Forma         Pro Forma
                                            (Historical)      (Historical)       Adjustment         Combined
                                           --------------    --------------    --------------    --------------
Net Revenue                                $    4,781,532    $    2,485,266    $           --      $ 7,266,798-

Cost of revenue                                 1,580,620         1,550,006                --         3,130,626

                                           --------------    --------------    --------------    --------------
Gross profit                                    3,200,912           935,260                --         4,136,172

Operating expenses                              2,757,165           833,863           350,769 (3)     3,941,794

                                           --------------    --------------    --------------    --------------
Income (loss) from operations                     443,747           101,397          (350,769)          194,378

Other income and (expenses)                      (379,314)            6,782                --          (372,532)

                                           --------------    --------------    --------------    --------------
Income (loss) from continuing operations           64,433           108,179          (350,769)         (178,154)

Minority interest in subsidiary                    14,259                --                --            14,259

                                           --------------    --------------    --------------    --------------
Net income (loss)                                  78,692           108,179          (350,769)         (163,895)

Other comprehensive income (loss):
     Translation adjustment                      (173,409)          (95,635)               --          (269,044)

                                           --------------    --------------    --------------    --------------
Comprehensive income (loss)                $      (94,717)   $       12,544    $     (350,769)   $     (432,939)
                                           ==============    ==============    ==============    ==============



EARNINGS PER SHARE

Weighted -average number of
     shares outstanding                        10,755,918           100,000                          10,855,918
                                           ==============    ==============                      ==============

Income (loss) per share                    $         0.01    $         1.08                      $        (0.02)
                                           ==============    ==============                      ==============


NOTES:
(1)  Loss per share data shown above are applicable for primary
(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.
(3)  Amortization of intangible assets acquired in acquisition